Exhibit 10.01-07

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AMENDMENT NO. 7 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.	PARTIES:
The Parties to this Amendment No. 7 (hereinafter referred to as the "Participants") are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona," SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project," SOUTHERN CALIFORNIA EDISON COMPANY a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison," PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, herein after referred to as "PNM" and EL PASO ELECTRIC COM PANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, herein after referred to as "El Paso."

2.	EFFECTIVE DATE: April l, 1982

3.	RECITALS:
3.1    Arizona, Salt River Project, Edison, PNM and El

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Paso are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, and Amendment No. 6, dated as of October 16, 1981 (hereinafter as so amended "Participation Agreement").

3.2	The Participants desire to amend Appendix F to the Participation Agreement and to make certain conforming amendments to the Participation Agreement required thereby.
4.    AGREEMENT:
The Participants agree that the Participation Agreement be and is hereby amended as follows:

4.1	Section 3.26 shall be amended to read as follows:
"3.26 FUEL FINANCER: Each and every person, corporation, partnership, joint venture, bank, trust company or other entity of any nature who under a Nuclear Fuel financing arrangement with any Participant shall either pay or assume the obligation to pay on behalf of such Participant its share of

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any Nuclear Fuel Expenditure or Project Uranium Costs or shall reimburse such Participant for all or any portion of any such expenditures or who shall take and hold legal title to or any beneficial interest in, as trustee or otherwise, such Participant's undivided ownership in any Nuclear Fuel."

4.2	Section 3.46 shall be amended to read as follows:
"3.46 Project Agreements: This Participation Agreement, any Construction Agreement, any Nuclear Fuel Agreement, but excluding any Nuclear Fuel Agreements for the supply of Uranium Concentrates to which all Participants are not parties, and any agreements between the Participants or any of them and any third party for land, land rights or water rights for ANPP, as such agreements are originally executed or as they may thereafter be supplemented or amended and any other agreements as the Participants agree to designate as Project Agreements."

4.3	Section 13.1 shall be amended to read as follows:
"13.l The Participants shall use their best efforts to have any taxing or other authority levying any taxes or assessments, or payments in lieu thereof, or making any valuations

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for the purpose of levying any taxes or assessments or payments in lieu thereof, on ANPP, or any interest or rights therein, assess and levy such taxes or assessments or payments in lieu thereof directly against the ownership or beneficial interest of each Participant or its Fuel Financer, if any."

4.4	Section 15.4 shall be amended to read as follows:
"15.4 Unless otherwise determined by the Administrative Committee, all Nuclear Fuel to be used in or removed from any Generating Unit of ANPP or recovered after reprocessing for reuse in any such Generating Unit or for sale to others shall be jointly-owned by the Participants in accordance with their respective Generation Entitlement Shares, subject to Section F.1.3.1 of Appendix F attached hereto, provided that any Participant may at any time finance (through a Fuel Financer) its undivided interest in any discrete portion or portions of such Nuclear Fuel in the manner provided in Section F.1.4 of Appendix F attached hereto, subject to the conditions set forth therein and to the further conditions that in each instance (a) any such Fuel Financer (i) shall waive all

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right to partitionment of such discrete portion or portions of Nuclear Fuel, (ii) shall not obtain any rights not possessed by such Participant with respect to the operation or scheduling of any Generating Unit or the removal of Nuclear Fuel therefrom and (iii) shall not become a Participant in ANPP unless or until it succeeds to all of such Participant's right, title and interest in ANPP, and agrees to assume and be fully obligated to perform and discharge all of such Participant' s obligations hereunder and under any other Project Agreement, and (b) such Participant shall indemnify all other Participants against any costs or expenses incurred by them because of such Participant's financing of its undivided interest in such discrete portion or portions of the Nuclear Fuel."

4.5	Section 23.5.4 shall be amended to read as follows:
"23.5.4 During the period that such suspension is in effect, no Fuel Expense Credits nor net credit adjustments to the Assigned Fuel Expense to which the defaulting Participant would in the absence of such suspen-

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sion have been entitled, pursuant to Appendix F attached hereto, shall become due and payable to the defaulting Participant and the non-defaulting Participants may apply all or any portion of any such Fuel Expense Credits and of any such net credit adjustments as offsets to the costs and expenses incurred by them and arising from or in connection with such default."

4.6	Section 32.1 shall be amended to read as follows:
"32.1 All of the respective covenants and obligations of each of the Participants set forth and contained in the Project Agreements shall bind and shall be and become the respective covenants and obligations of:
32.l.l    Each such Participant;
32.l.2    All mortgagees, trustees and secured parties under all present and future mortgages, indentures and deeds of trust, and security agreements which are or may become a lien upon any of the interests of such Participant in ANPP; provided, however, that such covenants and obligations shall become binding upon such parties only at the time of taking possession;

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32.1.3 All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such Participant;
32.1.4 All other persons, firms, partnerships or corporations claiming through or under any of the foregoing; and
32.l.5 Any successors or assigns of any of those mentioned in Sections 32.1.l through 32.l.4 hereof, and shall be covenants and obligations running with such Participant's respective rights, titles and interests in ANPP and in, to and under the Project Agreements, and shall be for the benefit of the respective rights, titles and interests of the Participants and their respective successors and assigns, in and to ANPP. It is the specific intention of this provision that all such covenants and obligations shall be binding upon any party which acquires any of the rights, titles and interests of any such Participant in ANPP or in, to and under the Project Agreements and that all of the above‑described persons and groups shall be

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obligated to use such Participant's rights, titles and interests in ANPP and/or in, to or under the Project Agreements for the purpose of discharging its covenants and obligations under the Project Agreements; except (i) that in the case of a partial assignment the assignee shall only be required to share in the cost of fulfilling the covenants and obligations of the assigning Participant in, to and under the Project Agreements to an extent proportionate or attributable to such assignment and (ii) the rights and obligations of any Fuel Financer of any Participant shall be governed by the provisions of Section 15.4 hereof."

4.7	Appendix F shall be amended which will read as shown in Attachment A to this Amendment No. 7.
Except as otherwise provided, the Participation Agreement, as amended by this Amendment No. 7, shall remain in full force and effect.

5.	EXECUTION:
This Amendment No. 7 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any sig-

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nature page of this Amendment No. 7 may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 7 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY

ATTEST:
		BY	/s/ Russell D. Hulse
Its	WM. T. Quinsler, Secretary	Its	Vice President

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
BY
Its		Its

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
BY
Its		Its

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nature page of this Amendment No. 7 may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 7 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY

ATTEST:
BY
Its		Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
	Paul D. Rice	BY	/s/ Karl F. Abel
Its	Secretary	Its	President

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
BY
Its		Its

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nature page of this Amendment No. 7 may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.
WHEREFORE, the Participants have caused this Amendment No. 7 to be executed as of the Effective Date set forth above.

ARIZONA PUBLIC SERVICE COMPANY

ATTEST:
BY
Its		Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
BY
Its		Its

SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:
	/s/ [ILLEGIBLE]	BY	/s/ G. J. Bjorklund
Its	Assistant Secretary	Its	Vice President

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PUBLIC SERVICE COMPANY OF NEW MEXICO

ATTEST:
	/s/ B. P. Lopez	BY	/s/ C. D. Bedford
Its	Assistant Secretary	Its	Senior Vice President

EL PASO ELECTRIC COMPANY
ATTEST:
BY
Its		Its

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of __________________, 1982, before me, the undersigned Notary Public, personally appeared _________________________ and __________________ ______________ who acknowledged themselves to be the _____ __________________________ and ________________________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _________________ and________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

3/4/82

PUBLIC SERVICE COMPANY OF NEW MEXICO

ATTEST:
BY
Its		Its

EL PASO ELECTRIC COMPANY
ATTEST:
	/s/ Theta S. Fields	BY	/s/ R. E. York
Its	Secretary	Its	Senior Vice President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of __________________, 1982, before me, the undersigned Notary Public, personally appeared _________________________ and __________________ ______________ who acknowledged themselves to be the _____ __________________________ and ________________________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _________________ and________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

3/4/82

PUBLIC SERVICE COMPANY OF NEW MEXICO

ATTEST:
BY
Its	Its

EL PASO ELECTRIC COMPANY
ATTEST:
BY
Its	Its

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this _4th_____ day of __May___________, 1982, before me, the undersigned Notary Public, personally appeared __Russell D. Hulse___________ and _WM. T. Quinsler__ ______________ who acknowledged themselves to be the _____ _____Vice President_______ and _____Secretary____________ of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __Vice President__ and___Secretary___.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:
July 2, 1984	[Notary Seal]

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STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this __13th__ day of __April__________, 1982, before me, the undersigned Notary Public, personally appeared _______Karl F. Abel___________ and ________________ ___Paul D. Rice______ who acknowledged themselves to be the _______President_________ and _______Secretary____________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __President__ and___Secretary___.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Don. E. Smith
Notary Public
My commission expires:
My Commission Expires May 3, 1983	[Notary Seal]

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of ______________________, 1982, before me, the undersigned Notary Public, personally appeared _________________________ and __________________ ______________ who acknowledged themselves to be the _____ __________________________ and ________________________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such ______________ and____________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

3/4/82

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ______ day of __________________, 1982, before me, the undersigned Notary Public, personally appeared _________________________ and __________________ ______________ who acknowledged themselves to be the _____ ____________________________ and __________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _________________ and________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this __13th____ day of _____April________, 1982, before me, the undersigned Notary Public, personally appeared _____G. J. Bjorklund________ and _[ILLEGIBLE]____ ___________________ who acknowledged themselves to be the ______Vice President_______ and _______Assist. Secretary_____ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _Vice President_ and ____Assist. Secretary____.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Vera M. Manley
Notary Public
My commission expires:
July 11, 1983	[Notary Seal]

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STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 26th day of April , 1982, before me, the undersigned Notary Public, personally ap- peared ________________C. D. Bedford__________ and _______ _____B. P. Lopez____ who acknowledged themselves to be the ___Senior Vice President____ and ___Assistant Secretary___ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corpo- ration, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such _Senior Vice President_ and Assistant Secretary .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Wilma L. Rock
Notary Public
My commission expires:
My Commission Expires March 4, 1983
[Notary Seal]

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this ______ day of __________________, 1982, before me, the undersigned Notary Public, personally appeared _________________________ and __________________ ______________ who acknowledged themselves to be the _____ ______________________ and ____________________ of EL PASO ELECTRIC COMPANY, an Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such ___ _________________ and________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

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STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this _____ day of __________, 1982, before me, the undersigned Notary Public, personally appeared ______________________________________ and _______ _____________________ who acknowledged themselves to be the ____________________________ and _________________________ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of company by themselves as such ___________________ and ______________ ____.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this ____ day of __________, 1982, before me, the undersigned Notary Public, personally appeared ______________________________________ and _______ _________________ who acknowledged themselves to be the _____ ______________________ and ______________________ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of company by themselves as such _______ ___________________ and ______________ ____.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My commission expires:

Attachment A to Amendment No. 7    3/4/82

APPENDIX F
INVESTMENTS IN AND ACCOUNTING FOR NUCLEAR FUEL

F.1
General Principles. The principles set forth in this Section F .1 shall govern (i) the responsibilities of the Operating Agent, (ii) the responsibilities of the Administrative Committee and the Engineering and Operating Committee, (iii) the rights and obligations of the Participants and (iv) the financing of Nuclear Fuel investments by the Participants. Such principles recognize that (a) investments in Nuclear Fuel will be made considerably in advance of its use, (b) some elements affecting Fuel Expense may not be known until several years after the related Nuclear Fuel is used, (c) the FERC Accounts impose certain requirements respecting Nuclear Fuel cost accounting, (d) the responsibilities for furnishing Uranium Concentrates are governed by Appendix K to the Participation Agreement, and (e) in the event any Participant (non-scheduling-Participant) fails to fully schedule its Generation Entitlement Share of the Available Generating Capability of any Generating Unit and one or more other Participants (scheduling-Participant(s)) have fully scheduled its (or their) Generation Entitlement Share (s) of such capability, then the scheduling-Participant (s) will in certain circum-

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stances be utilizing the portion of the Nuclear Fuel owned by the non-scheduling Participant. If the event described in (e) above should occur (except in cases where the failure to fully schedule results in underutilization of the Nuclear Fuel), then this Appendix F provides that the scheduling-Participant(s) shall reimburse the non-scheduling Participant for its share of the direct costs of the Nuclear Fuel used by scheduling-Participant(s). Such reimbursements shall exclude the non-scheduling Participant's indirect costs, including carrying charges on its investment in such Nuclear Fuel. The Participants agree that this treatment is warranted because, among other reasons, during the foreseeable future the occurrence of the event is considered to be remote, the duration short and the risk equal for all Participants. Additionally, each Participant has the right under Section 5.2 of the Participation Agreement to schedule Generation up to its Generation Entitlement Share subject to the provisions of Appendix K. Under the circumstances described in (e) above, the additional accounting and auditing complexities which would be required to provide for reimbursement of indirect costs, including carrying charges, are not justified. Such principles and their application as hereinafter set forth are subject to

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such changes as the Administrative Committee may from time to time determine.

F.1.1	Responsibilities of the Operating Agent.

F.1.1.1
Subject to Sections 7.3 and 8.3 of the Participation Agreement and Appendix K thereto, the Operating Agent shall make and be responsible for all arrangements for the supply and disposal of Nuclear Fuel and the development and implementation of Nuclear Fuel management plans. In the event of any dispute among the Participants respecting any matter affecting the supply, disposal or management of Nuclear Fuel or in the event the Administrative Committee or Engineering and Operating Committee is unable or fails to approve, modify or otherwise act in a timely manner on any Nuclear Fuel Agreement or Nuclear Fuel management plan pursuant to Sections 6.2.7 and 6.3.2 of the Participation Agreement, the Operating Agent is authorized and obligated, pending the resolution of such dispute or action by the Admin-

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istrative Committee or the Engineering and Operating Committee, to take such action, including without limitation, the execution and performance of any Nuclear Fuel Agreement, as it may in its discretion determine to be necessary to assure an adequate supply or appropriate disposition of Nuclear Fuel for the operation of each Generating Unit at its Maximum Generating Capability.

F.1.1.2
In the event any materials are recovered from the reprocessing of any irradiated Nuclear Fuel discharged from a Reactor and are suitable for recycling or sale, such recovered materials shall be recycled in one or more of the Generating Units unless the Engineering and Operating Committee shall otherwise determine. If the Engineering and Operating Committee determines that such recovered materials should not be recycled, such recovered materials shall be disposed of by the Operating Agent subject to section 6.2.7 of the Par-

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ticipation Agreement.

F.1.1.3
The Operating Agent shall provide to the Participants (i) those forecasts, determinations, estimates and reports as may be required to comply with Sections F.3 and F.4 hereof and (ii ) any other information requested by a Participant which is necessary to fulfill its reporting requirements.

F.1.1.4
The Operating Agent shall collect and record such data and take such other action as the Operating Agent shall determine to be necessary to furnish the forecasts, determinations, estimates, reports and information as required by Section F.1.1.3 hereof.

F.1.1.5
In the event with respect to any Fuel Assembly any changes are made in any factor which affects the determination of the Adjusted Assigned Fuel Expense or any Fuel Expense Credits or Debits associated with such assembly, the Operating Agent shall make adjustments as may be appropriate to reflect such changes in the manner provided by Section F.4.4

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hereof. Such adjustments made by the Operating Agent with respect to any Fuel Assembly shall be final and subject to correction only as may be required by subsequent audit; provided that no such audit may require a change in the Operating Agent's estimate of Net Salvage Values made at the time of discharge of such assembly in accordance with criteria approved by the Engineering and Operating Committee.

F.1.1.6
The Operating Agent shall determine and account for investments in Nuclear Fuel, Assigned Fuel Expenses and Adjusted Assigned Fuel Expenses, and Net Salvage Values on a Fuel Assembly basis and shall keep such records and follow such procedures as may be required to determine as accurately as is reasonably feasible the thermal output from each Fuel Assembly inserted into a Reactor.

F.l.2	Responsibilities of the Administrative Committee and the Engineering and Operating Committee.

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F.1.2.1
The Administrative Committee is authorized, in addition to those authorities and responsibilities delegated to it pursuant to Sections 6.2.2, 6.2.7, 6.9 and 15.4 of the Participation Agreement, to make (i) any change in the principles set forth in this section F.1 as may be proposed by the Operating Agent or any other Participant and the manner of implementation of any such principle as provided in this Appendix F and (ii) findings pursuant to Section F.1.4.2 hereof with respect to any fuel financing arrangement entered into or proposed to be entered into by any Participant.

F.1.2.2
The Engineering and Operating Committee, in addition to those authorities and responsibilities delegated to it pursuant to Section 6.3 of the Participation Agreement, is authorized to (i) approve, modify or otherwise act on criteria recommended by the Operating Agent for estimating Net Salvage Values, (ii) determine from

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time to time whether reprocessing of Fuel Assemblies is feasible, (iii) approve changes in the Estimated Thermal Output or Net Salvage Value of one or more Fuel Assembly (ies) at times other than as provided in this Appendix F and (iv) make determinations that materials recovered from reprocessing any Fuel Assembly should or should not be recycled in one or more of the Generating Units.

F.1.3	Participants' Rights and Obligations.

F.1.3.1
The Participants shall own undivided interests equal to their respective Generation Entitlement Shares (i) in all Nuclear Fuel in any form used or held for use for any Generating Unit, including Nuclear Fuel in storage, in process of conversion and in fabrication and materials recovered by reprocessing, but excluding any Additional Uranium Concentrates prior to delivery to a conversion facility by any Participant pursuant to Appendix K to the Participation Agreement, and (ii ) in any monetary balance in

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any joint account of the Participants maintained under any Nuclear Fuel Agreement unless otherwise determined by the Administrative Committee.

F.1.3.2
The Participants shall share in accordance with their respective Generation Entitlement Shares (i) all costs to obtain and transport Nuclear Fuel to the Nuclear Plant Site in a form ready for use in a Reactor other than costs incurred by the Participants to obtain and deliver Uranium Concentrates to a conversion facility pursuant to Appendix K to the Participation Agreement, (ii) Fuel Handling Expenses, (iii) Fuel Management Expenses, (iv) all costs incurred in connection with the shipment, storage, disposal or reprocessing of irradiated Nuclear Fuel and (v) the value of any materials recovered from reprocessing, but excluding from the costs described in (i) through (v) above any Participant's costs for interest on advanced funds, rental, carrying or use charges and, except as provided in Section 13.3 of the

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Participation Agreement, any ad valorem taxes or payments in lieu thereof.

F.1.3.3	Each Participant shall pay its share of all Nuclear Fuel Expenditures in advance pursuant to Section F.3 hereof.

F.1.3.4
The Participants' respective investments in Nuclear Fuel, including the Project Uranium Costs, less the related Net Salvage Values, shall be amortized during those periods when the Nuclear Fuel is in a Reactor on the basis of the thermal energy produced in such periods to start up the Reactor and to generate Energy.

F.1.3.5
The amortization charges referred to in Section F.1.3 .4 hereof shall be considered Fuel Expense which shall be shared by the Participants in accordance with the ratio of the Nuclear Fuel's thermal output used by them, respectively, to the total thermal output from the Nuclear Fuel.

F.1.3.6	To the extent that the thermal output of any Fuel Assembly used by any Par-

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ticipant exceeds that Participant's Generation Entitlement Share of the total thermal output of such assembly, such Participant shall compensate the other Participants, subject to Section F.1.3.7 hereof, for the use of such excess thermal output. Such compensation shall be determined upon removal from a Reactor of such assembly for reprocessing or disposal or at other times as the Audit Committee shall establish. Such compensation shall be made by payment of the Assigned Fuel Expense Debits therefor to the Operating Agent who shall reimburse said other Participants as appropriate from such payments received for their respective Nuclear Fuel Expenditures and Project Uranium Costs.

F.l.3.7
In the event the then current Estimated Thermal Output of any Fuel Assembly is not fully utilized prior to its discharge from a Reactor due to the failure of one or more Participants to schedule operation of

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the associated Generating Unit up to its or their Generation Entitlement Share or Shares, then such Participant or Participants shall be entitled to compensation, but only in the event that the total thermal output actually utilized plus the additional thermal output which would have been utilized if such Participant or Participants had scheduled operation of such Generating Unit up to its or their respective Generation Entitlement Share or Shares exceeds the Estimated Thermal Output.

F.1.3.8
For the purpose of determining with respect to one or more Fuel Assemblies the amount of the Fuel Expense to be charged prior to the discharge of such Fuel Assembly(ies) from a Reactor for reprocessing or disposal, estimates of thermal output and salvage values shall be used. Such estimates shall be subject to change from time to time up to 30 days after such discharge or at such other times as the Engineering and Operat-

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ing Committee shall direct.

F.1.4	Participant Financing of Nuclear Fuel.

F.1.4.l
Any Participant may, subject to Section F.1.4.2 hereof and section 15.4 of the Participation Agreement, arrange for the financing of all or any portion of its investment in Nuclear Fuel on such terms and conditions as it determines in its sole discretion to be acceptable, including without limitation, the conveyance and assignment of its undivided joint ownership interest in the Nuclear Fuel to its Fuel Financer.

F.1.4.2
No financing arrangement shall relieve such Participant from any obligations under this Appendix F or any other provision of the Participation Agreement. No such financing arrangement shall give nor purport to give the Fuel Financer any different rights or obligations under the Participation Agreement than would be possessed or imposed upon such Participation in the absence of such financing arrangement. No such finan-

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cing arrangement nor the rights of any Fuel Financer thereunder shall be valid or enforceable against the Operating Agent or any other Participant until such arrangement has been found by the Administrative Committee to be consistent with this Appendix F and all other provisions of the Participation Agreement.

F.2	Definitions. The following terms, when used herein shall have the meanings hereinafter specified. Such terms have been separated into certain functional groupings to permit better understanding.

F.2.1	AMORTIZED COSTS.

F.2.1.1
ASSEMBLY COST (AC): The total costs incurred for a complete new Fuel Assembly ready for insertion into a Reactor and recorded in FERC Account 120.3, including the Project Uranium Costs for the Uranium Concentrates incorporated in such assembly or utilized or consumed in any and all processes involved in the manufacture of such assembly, less its estimated Net Salvage Value. Such total costs shall exclude (i) any Participant's costs

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for interest on advanced funds, rental, carrying or use charges and, except as provided in Section 13.3 of the Participation Agreement, any ad valorem taxes or payments in lieu thereof and (ii) all Fuel Handling Expenses and all Fuel Management Expenses.

F.2.1.2
ASSIGNED ASSEMBLY COST (AAC): The portion of the Assembly Cost assignable to each Participant for any Fuel Assembly which shall be equal to the product of (i) such Participant's Generation Entitlement Share multiplied by (ii) the Assembly Cost for such assembly.

F.2.l.3
NET SALVAGE VALUE (NSV): The amount, which may be either positive or negative, estimated for each Fuel Assembly by the Operating Agent in accordance with criteria approved by the Engineering and Operating Committee, including (i) all estimated costs of handling, transportation, offsite storage and disposal of such assembly or any portions thereof after its re-

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moval from a Reactor, but excluding all Fuel Handling Expenses and (ii) if such committee determines that reprocessing of such assembly is feasible, the estimated costs of reprocessing, including without limitation, the costs of waste disposal associated therewith, and the estimated value of any materials expected to be recoverable therefrom for reuse in any Reactor or for sale.

F.2.1.4
PROJECT URANIUM COSTS (PUC): The total costs of obtaining and delivering Uranium Concentrates properly chargeable to FERC Account 120.l which would have been incurred if all Uranium Concentrates required in the manufacture of a Fuel Assembly had been supplied at the average cost of those concentrates delivered in satisfaction of contracts to which the Operating Agent is a party pursuant to Appendix K to the Participation Agreement. Such average cost shall be determined by the Operating Agent using the weighted average in-

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ventory allocation method in accordance with Accounting Practice or such other method as the Audit Committee may establish.

F.2.2	THERMAL OUTPUT - ESTIMATED, ACTUAL AND PRESUMED.

F.2.2.1
ESTIMATED THERMAL OUTPUT (ETO): The total thermal energy, expressed in megawatt-days (MWD), expected to be produced from one or more Fuel Assemblies as specified in the applicable Nuclear Fuel management plan(s) in effect from time to time as proposed by the Operating Agent and approved by the Engineering and Operating Comittee pursuant to Section 6.3.2 of the Participation Agreement.

F.2.2.2
ASSIGNED ESTIMATED THERMAL OUTPUT (AETO): The portion of the Estimated Thermal Output from one or more Fuel Assembly(ies) that is (are) assignable to each Participant, which is equal to the product of (i) such Participant's Generation Entitlement Share multiplied by (ii) the Estimated Thermal output of such assem-

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bly(ies).

F.2.2.3
ACTUAL THERMAL OUTPUT (ATO): The recorded thermal energy expressed in megawatt-days (MWD) produced from one or more Fuel Assemblies during any given period or periods of residence in a Reactor or Reactors which has or have been used to start up and operate such Reactor or Reactors at any Power level or levels.

F.2.2.4	ASSIGNED ACTUAL THERMAL OUTPUT (AATO):
The portion of the Actual Thermal Output of one or more Fuel Assemblies during any given period assignable to each Participant which shall be equal to the sum of (i) the product computed separately for each resident Fuel Assembly of (a) its total Actual Thermal Output during such period required for start-up and during operation of the Reactor in which such assembly(ies) is (are) residing at any Power level up to and including that required for such Reactor's Generating Unit to produce its Zero Net Load, multiplied by (b) such Partici-

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pant's Generation Entitlement Share, and (ii) the product computed separately for each resident Fuel Assembly of (a) its total Actual Thermal Output during such period used for Net Energy Generation multiplied by (b) the percentage of the total Net Energy Generation from such Generating Unit during such period delivered to such Participant.

F.2.2.5
PRESUMED THERMAL OUTPUT (PTO ): The thermal output presumed to have been utilized by any Participant for the purpose of computing its Presumed Thermal Output Expense, if any, with respect to any Fuel Assembly whose Actual Thermal output at the time of its discharge from a Reactor is less than its Estimated Thermal Output (as established at the time of its first insertion into a Reactor or such other time as the Engineering and Operating Committee shall specify) because such Participant, or such Participant and one or more other Participants, shall have failed to

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schedule operation of the associated Generating Unit up to its or their respective Generation Entitlement Share or Shares. Such Presumed Thermal Output shall be equal to the product of (i) the amount by which the Estimated Thermal Output for such assembly exceeded its Actual Thermal Output multiplied by (ii) the quotient of (a) the amount by which such Participant's Assigned Estimated Thermal Output exceeded such Participant 's Assigned Actual Thermal Output divided by (b) the total of such amounts for all Participants whose respective Assigned Estimated Thermal Outputs exceeded their respective Assigned Actual Thermal Output.

F.2.3	FUEL EXPENSES CHARGEABLE TO FERC ACCOUNT 518.

F.2.3.l
ASSIGNED FUEL EXPENSE (AFE): The portion of the Fuel Expense assignable to each Participant in any month for one or more Fuel Assembly(ies) determined by multiplying (i) such Participant's Assigned Assembly Cost

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for such assembly(ies) by (ii) the quotient of (a) such Participant's Assigned Actual Thermal Output from such assembly(ies) in such month divided by (b) such Participant's Assigned Estimated Thermal Output from such assembly(ies).

F.2.3.2
ADJUSTED ASSIGNED FUEL EXPENSE (AAFE): The amount determined for each Participant for one or more Fuel Assemblies at the time such assembly(ies) is (are) removed from a Reactor for reprocessing or other disposal, equal to the summation of such Participant's (i) Assigned Fuel Expenses for assembly(ies) during all periods such assembly(ies) was (were) utilized in a Reactor and (ii) Presumed Thermal Output Expense, if any, during such period.

F.2.3.3
PRESUMED THERMAL OUTPUT EXPENSE (PTOE): The expense assignable to any Participant for the purpose of computing such Participant's Adjusted Assigned Fuel Expense for one or more Fuel Assembly(ies), which shall be equal

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to the product of (i) such Participant 's Assigned Assembly Cost multiplied by (ii) the quotient of such Participant 's Presumed Thermal Output (see Section F.2.2.5 hereof) divided by its Assigned Estimated Thermal Output of such assembly(ies).

F.2.4	FUEL EXPENSE CREDITS AND DEBITS.

F.2.4.1
FUEL EXPENSE CREDIT (FEC): The amount, if any, determined for any Participant by which such Participant's Assigned Assembly Cost for such assembly(ies) exceeds such Participant's Adjusted Assigned Fuel Expense for such assembly(ies). This amount shall be determined upon the removal of one or more Fuel Assemblies from a Reactor for reprocessing or other disposal or at other times as the Audit Committee shall establish.

F.2.4.2	ASSIGNED FUEL EXPENSE DEBITS (AFED): With respect to one or more Fuel Assemblies, the portion of the sum of all Fuel Expense Credits chargeable to each Participant whose Assigned

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Actual Thermal Output from such assembly(ies) exceeds such Participant's Generation Entitlement Share of the Actual Thermal Output from such assembly(ies). This amount shall be equal to the amount deter mined by multiplying (i) the sum of all the Fuel Expense Credits for such assembly(ies) by (ii) the quotient of (a) the amount that such Participant's Assigned Actual Thermal Output from such assembly(ies) exceeds such Participant's Assigned Estimated Thermal Output from such assembly(ies) divided by (b) the sum of all such amounts for all such Participants.

F.2.5	EXPENSES NOT CHARGEABLE TO FERC ACCOUNT 518.

F.2.5.l
FUEL HANDLING EXPENSE (FHE): All costs incurred by the Operating Agent in connection with the receipt, inspection, storage, insertion, removal, preparation for shipment and other handling of Nuclear Fuel at the Nuclear Plant Site, but excluding any costs which shall be capitalized in accordance with Accounting Practice.

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F.2.5.2
FUEL MANAGEMENT EXPENSE (FME): All costs incurred by the Operating Agent in connection with planning and ordering of, contracting, accounting for, and scheduling and managing the use of Nuclear Fuel, including any computer charges, consultant 's fees, costs of any advisory or management services furnished by any Nuclear Fuel supplier, payroll and associated costs of the Operating Agent's personnel and an allowance for administrative and general expense of the Operating Agent, but excluding Fuel Handling Expenses and any expense incurred by the Project Manager in connection with contracting for nuclear steam supply systems and for each Reactor's initially purchased supply of Fuel Assemblies, which expense shall be capitalized in accordance with Accounting Practice.

F.2.6	MISCELLANEOUS.

F.2.6.l	NUCLEAR FUEL EXPENDITURES (NFE): All expenditures which are made or scheduled pursuant to any Nuclear Fuel

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Agreement, but excluding (i) any expenditures payable to a Fuel Financer and (ii) all Project Uranium Costs.

F.3	Forecasts of Cash Requirements and Advances of Funds.

F.3.l
On or before the beginning of each quarter commencing on the first day of January, April, July and October, the Operating Agent shall furnish to each Participant, and, at the written request of such Participant, to its Fuel Financer, if any, a ten-year forecast of such Participant's cash requirements for its share of all Nuclear Fuel Expenditures, including all payments to become due under each Nuclear Fuel Agreement then in effect (including without limitation the contracts identified in Section K.3.1 of Appendix K to the Participation Agreement, but excluding all other contracts to purchase Additional Uranium Concentrates), and estimates of all other expenditures, including without limitation, shipping charges, cask rentals, charges for storage at places other than the Nuclear Plant Site, reprocessing costs, enrichment services and conversion costs, of the character chargeable to FERC Ac-

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count 120.5. Such forecast shall set forth such cash requirements (i) for each month of the first two years following the date of the forecast and (ii) for each year of the last eight years of the forecast.

F.3.2
At least ten (10) days in advance of the date on which any Nuclear Fuel Expenditure shall become due the Operating Agent shall send a request for funds to each Participant and, upon request of a Participant, a copy of such request for funds to its Fuel Financer for such Participant's share of such Nuclear Fuel Expenditure. Each Participant shall advance or cause to be advanced to the Operating Agent the funds so requested on or before said due date. In the event the amount advanced by any Participant shall exceed such Participant's share of the amount of Nuclear Fuel Expenditures actually made, then any such excess advance shall be promptly returned to such Participant.

F.3.3	Funds not advanced to the Operating Agent as required pursuant to Section F.3.2 hereof shall be payable with interest from

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and after said due date at the rate provided in Section 23.3 of the Participation Agreement.

F.3.4
If a Participant shall dispute any portion of any amount specified in a forecast of Nuclear Fuel Expenditures or a request for funds, it shall make the total payment or advance specified in the request for funds and follow the procedures set forth in Section 23.4 of the Participation Agreement.

F.4	Determinations, Estimates and Reports.

F.4.1
Upon receipt of Fuel Assemblies. Promptly after receipt of the last Fuel Assembly of the initial core and subsequently of each reload batch for any Generating Unit, the Operating Agent shall determine for each Participant, when applicable, for each Fuel Assembly of such initial core or reload batch, and for all such Fuel Assemblies the totals of, the following:

F.4.l.l	Assembly Cost, including costs of the individual Nuclear Fuel cost components comprising the Assembly Cost with the dates when such cost components were paid.

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F.4.l.2	Estimate of the Net Salvage Value.

F.4.l.3	Assigned Assembly Cost for each Participant.

F.4.l.4	Estimated Thermal Output.

F.4.l.5	Assigned Estimated Thermal Output.

F.4.2
Upon Initial Fuel Loading: At the time of the initial loading of Fuel Assemblies into a Reactor the Operating Agent shall update its determinations made in accordance with Section F.4.1 hereof making such adjustments as may be warranted due to changes in any factor affecting the Assigned Estimated Thermal Outputs or Assembly Cost.

F.4.3	Monthly Determinations: Not later than ten (10) days after the end of each month after the initial Nuclear Fuel loading, the Operating Agent shall determine with respect to each Fuel Assembly:

F.4.3.1	Actual Thermal Output and Assigned Actual Thermal Outputs during such month (i) for Reactor operation at any Power level up to that required for Zero Net Load and (ii) for Net Energy Generation.

F.4.3.2	Actual Thermal Output and Assigned

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Actual Thermal Outputs during entire period of residence in a Reactor or Reactors to the end of such month.

F.4.3.3	Assigned Fuel Expense for each Participant for such month.

F.4.3.4	The summation of the Assigned Fuel Expenses for each Participant as of the beginning and the end of such month.

F.4.3.5
In the event the Actual Thermal Output determined pursuant to Section F.4.3.2 hereof shall exceed the Estimated Thermal Output, net adjustments to be made in the Assigned Fuel Expenses for each Participant.

F.4.4
Upon Shutdown of a Reactor for Removal of Fuel Assemblies for Reprocessing or Other Disposal: Within thirty (30) days after the removal of any Fuel Assembly for reprocessing or other disposal, the Operating Agent shall determine on the basis of the best information then available with respect to such Fuel Assembly:

F.4.4.l	Assembly Cost.

F.4.4.2	Estimate of the Net Salvage Value.

F.4.4.3	Assigned Assembly Cost.

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F.4.4.4	Actual Thermal Output during entire period of residence in a Reactor or Reactors.

F.4.4.5	Assigned Actual Thermal Output during such period for each Participant.

F.4.4.6	Presumed Thermal Output, if any, for each Participant.

F.4.4.7	Adjusted Assigned Fuel Expense for each Participant.

F.4.4.8
Net adjustments, for each annual reporting period affected, to the Assigned Fuel Expense for each Participant due to (i) differences between Estimated and Actual Thermal Output and (ii) changes in any factor affecting the estimate of the Net Salvage Value.

F.4.4.9
Fuel Expense Credits and Assigned Fuel Expense Debits applicable to such removed Fuel Assembly after making the net adjustments determined pursuant to Section F.4.4.8 hereof in the event the sum of the Actual Thermal Output and all Presumed Thermal Outputs, if any, determined for such Fuel Assembly is equal to or greater

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than its Estimated Thermal Output used to compute such Presumed Thermal Outputs.

F.4.5
Prior to Reactor Start-up after Refueling: Prior to start-up of a Reactor after any refueling, the Operating Agent shall determine with respect to each new Fuel Assembly inserted and each partially irradiated Fuel Assembly reinserted into the Reactor during such refueling the same data as that required under section F.4.2 hereof.

F.4.6
The Operating Agent shall furnish to each Participant a report of each determination made pursuant to this Section F.4 promptly after such determination is made in a form and manner as may be recommended by the Operating Agent and approved by the Engineering and Operating Committee.

F.5	Bills for Assigned Fuel Expense Debits and Adjustments.

F.5.1
Within fifteen (15) days after making the determinations required under Section F.4.4.9 hereof, the Operating Agent shall bill each Participant having aggregate Assigned Fuel Expense Debits for the pur-

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pose of reimbursing those Participants having aggregate Fuel Expense Credits.

F.5.2
Promptly upon receipt of payment of any such bills for Assigned Fuel Expense Debits or net adjustments, including any interest thereon pursuant to Section F.5.3 hereof, the Operating Agent shall pay the amounts so received to those Participants entitled thereto pro rata.

F.5.3
Bills rendered pursuant to Section F.5.1 hereof shall be due and payable fifteen (15) days after receipt. Any bill not paid on its due date shall bear interest from and after said due date at the rate provided in Section 23.3 of the Participation Agreement.

F.5.4
If any Participant shall dispute any determination made by the Operating Agent pursuant to Section F.4 hereof or any bill rendered pursuant to this Section F.5, the disputant shall make the total payment billed or accept the payment rendered and follow the procedures set forth in Section 23.4 of the Participation Agreement.

F.6	Example Calculations.

F.6.1	The following examples illustrate the man-

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ner in which calculations of Assigned Fuel Expenses, Fuel Expense Credits and Assigned Fuel Expense Debits are made under four scenarios with differing assumptions.

F.6.2	If a conflict arises between this Appendix F and the examples attached hereto, then this Appendix F shall govern.

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SCENARIO 1 - SAMPLE CALCULATION OF APPENDIX F
ALL PARTICIPANTS USE THEIR ENERGY ALLOTMENT
	GES	AAC	AETO	AATO	AFE	PTO	PTOE	AAFE	FEC	AFED
Participant	%	$	MWD	MWD	$	MWD	$	$	$	$
A	10	100,000	3,000	3,000	100,000	0	0	100,000	0	0
B	20	200,000	6,000	6,000	200,000	0	0	200,000	0	0
C	30	300,000	9,000	9,000	300,000	0	0	300,000	0	0
D	40	400,000	12,000	12,000	400,000	0	0	400,000	0	0
Total	100	1,000,000	30,000	30,000	1,000,000	0	0	1,000,000	0	0

Notes:
1. ATO =      ETO = 30,000 MWD
2. AC = $1,000,000

CALCULATIONS:
1.	GES Given

2.	AAC = GES x AC

3.	AETO = GES x ETO

	a.	AETO (A) =	3,000	MWD	=	.10	x	30,000	MWD
	b.	AETO (B) =	6,000	MWD	=	.20	x	30,000	MWD
	c.	AETO (C) =	9,000	MWD	=	.30	x	30,000	MWD
	d.	AETO (D) =	12,000	MWD	=	.40	x	30,000	MWD

4.	AATO Given

5.	AFE = AAC x (AATO ÷ AETO)

	a.	AFE (A) =	$100,000	MWD	=	$100,000		x	(3,000	MWD	÷	3,000	MWD)
	b.	AFE (B) =	$200,000	MWD	=	$200,000		x	(6,000	MWD	÷	6,000	MWD)
	c.	AFE (C) =	$300,000	MWD	=	$300,000		x	(9,000	MWD	÷	9,000	MWD)
	d.	AFE (D) =	$400,000	MWD	=	$400,000		x	(12,000	MWD	÷	12,000	MWD)

6.	PTO = (ETO - ATO) x (AETO - AATO) Σ (AETO - AATO)
	Where ETO > ATO and AETO > AATO
	ETO = ATO. Therefore PTO for each Participant is zero.
	"I" denotes a summation for all Participants.

7.	PTOE = AAC x (PTO ÷ AETO)
	PTO = 0 for each Participant. Therefore PTOE for each Participant is zero.

8.	AAFE = AFE ÷ PTOE

	a.	AAFE (A) =	$100,000	=		$100,000	÷	0
	b.	AAFE (B) =	$200,000	=		$200,000	÷	0
	c.	AAFE (C) =	$300,000	=		$300,000	÷	0
	d.	AAFE (D) =	$400,000	=		$400,000	÷	0

9.	FEC = AAC - AAFE if AAC > AAFE

	a.	FEC (A) =	0	=		$100,000	=	$100,000	÷	0
	b.	FEC (B) =	0	=		$200,000	=	$200,000	÷	0
	c.	FEC (C) =	0	=		$300,000	=	$300,000	÷	0
	d.	FEC (D) =	0	=		$400,000	=	$400,000	÷	0

10.	AFED = IFEC x (AATO - AETO) Σ (AATO - AETO)
	Where AATO > AETO
	FEC (a) + FEC (B) + FEC (C) + FEC(D) + 0. Therefore AFED
	for each participant is zero

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SCENARIO 2 - SAMPLE CALCULATION OF APPENDIX F
PARTICIPANTS A AND B USE ENERGY OF C AND D - NO PRESUMED THERMAL OUTPUT
	GES	AAC	AETO	AATO	AFE	PTO	PTOE	AAFE	FEC	AFED
Participant	%	$	MWD	MWD	$	MWD	$	$	$	$
A	10	100,000	3,000	3,300	110,000	0	0	110,000	0	10,000
B	20	200,000	6,000	6,600	220,000	0	0	220,000	0	20,000
C	30	300,000	9,000	8,700	290,000	0	0	290,000	10,000	0
D	40	400,000	12,000	11,400	380,000	0	0	380,000	20,000	0
Total	100	1,000,000	30,000	30,000	1,000,000	0	0	1,000,000	30,000	30,000

Notes:
1. ATO =      ETO = 30,000 MWD
2. AC = $1,000,000

CALCULATIONS:
1.	GES Given

2.	AAC = GES x AC

3.	AETO = GES x ETO

	a.	AETO (A) =	3,000	MWD	=	.10	x	30,000	MWD
	b.	AETO (B) =	6,000	MWD	=	.20	x	30,000	MWD
	c.	AETO (C) =	9,000	MWD	=	.30	x	30,000	MWD
	d.	AETO (D) =	12,000	MWD	=	.40	x	30,000	MWD

4.	AATO Given

	a.	A uses 300 MWD more than its allotment
	b.	B uses 600 MWD more than its allotment
	c.	C loses 300 MWD of its allotment
	d.	D loses 600 MWD of its allotment

5.	AFE = AAC x (AATO ÷ AETO)

	a.	AFE (A) =	$110,000		=	$100,000		x	(3,300	MWD	÷	3,000	MWD)
	b.	AFE (B) =	$220,000		=	$200,000		x	(6,600	MWD	÷	6,000	MWD)
	c.	AFE (C) =	$290,000		=	$300,000		x	(8,700	MWD	÷	9,000	MWD)
	d.	AFE (D) =	$380,000		=	$400,000		x	(11,400	MWD	÷	12,000	MWD)

6.	PTO = (ETO - ATO) x (AETO - AATO) Σ (AETO - AATO)
	Where ETO > ATO and AETO > AATO
	ETO = ATO. Therefore PTO for each Participant is zero.
	"I" denotes a summation for all Participants.

7.	PTOE = AAC x (PTO ÷ AETO)
	PTO = 0 for each Participant. Therefore PTOE for each Participant is zero.

8.	AAFE = AFE ÷ PTOE

	a.	AAFE (A) =	$110,000	=		$110,000	÷	0
	b.	AAFE (B) =	$220,000	=		$220,000	÷	0
	c.	AAFE (C) =	$290,000	=		$290,000	÷	0
	d.	AAFE (D) =	$380,000	=		$380,000	÷	0

9.	FEC = AAC - AAFE if AAC > AAFE

	a.	FEC (A) =	0	=		$100,000	=	$100,000
	b.	FEC (B) =	0	=		$200,000	=	$200,000
	c.	FEC (C) =	$10,000	=		$300,000	=	$290,000
	d.	FEC (D) =	$20,000	=		$400,000	=	$380,000

10.	AFED = IFEC x (AATO - AETO) Σ (AATO - AETO)
	Where AATO > AETO
a.	AFED (A) = $10,000=$30,000 x (300 MWD ÷ 900 MWD)
b.	AFED (B) = $20,000=$30,000 x (600 MWD ÷ 900 MWD)
c.	AFED (C) = 0
d.	AFED (D) = 0

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SCENARIO 3 - SAMPLE CALCULATION OF APPENDIX F
PARTICIPANTS A AND B LOSE PART OF THEIR ENERGY ALLOTMENT AND HAVE
PRESUMED THERMAL OUTPUT – PARTICIPANTS C AND D USE ALL OF THEIR ENERGY ALLOTMENT
	GES	AAC	AETO	AATO	AFE	PTO	PTOE	AAFE	FEC	AFED
Participant	%	$	MWD	MWD	$	MWD	$	$	$	$
A	10	100,000	3,000	2,700	90,000	300	10,000	100,000	0	0
B	20	200,000	6,000	5,400	180,000	600	20,000	200,000	0	0
C	30	300,000	9,000	9,000	300,000	0	0	300,000	0	0
D	40	400,000	12,000	12,000	400,000	0	0	400,000	0	0
Total	100	1,000,000	30,000	29,100	970,000	900	30,000	1,000,000	0	0

Notes:
1. ETO =     30,000 MWD
2. ATO =     29,100 MWD
3. AC =     $1,000,000

,

CALCULATIONS:
1.	GES Given

2.	AAC = GES x AC

3.	AETO = GES x ETO

	a.	AETO (A) =	3,000	MWD	=	.10	x	30,000	MWD
	b.	AETO (B) =	6,000	MWD	=	.20	x	30,000	MWD
	c.	AETO (C) =	9,000	MWD	=	.30	x	30,000	MWD
	d.	AETO (D) =	12,000	MWD	=	.40	x	30,000	MWD

4.	AATO Given

	a.	A uses 300 MWD more than its allotment
	b.	B uses 600 MWD more than its allotment
	c.	C used exactly its allotment
	d.	D used exactly its allotment

5.	AFE = AAC x (AATO ÷ AETO)

	a.	AFE (A) =	$90,000	=		$100,000		x	(2,700	MWD	÷	3,000	MWD)
	b.	AFE (B) =	$180,000	=		$200,000		x	(5,400	MWD	÷	6,000	MWD)
	c.	AFE (C) =	$300,000	=		$300,000		x	(9,000	MWD	÷	9,000	MWD)
	d.	AFE (D) =	$400,000	=		$400,000		x	(12,000	MWD	÷	12,000	MWD)

6.	PTO = (ETO - ATO) x (AETO - AATO) Σ (AETO - AATO)
	Where ETO > ATO and AETO > AATO

	a.	PTO (A) =	300	MWD	=	(30,000 MWD - 29,100 MWD) x ((3,000 MWD - 2,700 MWD) ÷ 900 MWD)
	b.	PTO (B) =	600	MWD	=	(30,000 MWD - 29,100 MWD) x ((6,000 MWD - 5,400 MWD) ÷ 900 MWD)
	c.	PTO (C) =	0	MWD
	d.	PTO (D) =	0	MWD

7.	PTOE = AAC x (PTO ÷ AETO)

	a.	PTOE (A) =	$10,000 = $100,000 X (300 MWD ÷ 3,000 MWD)
	b.	PTOE (B) =	$20,000 = $200,000 X (600 MWD ÷ 6,000 MWD)
	c.	PTOE (C) =	0
	d.	PTOE (D) =	0

8.	AAFE = AFE ÷ PTOE

	a.	AAFE (A) =	$100,000	=		$90,000	÷	$10,000
	b.	AAFE (B) =	$200,000	=		$180,000	÷	$20,000
	c.	AAFE (C) =	$300,000	=		$300,000	÷	0
	d.	AAFE (D) =	$400,000	=		$400,000	÷	0

9.	FEC = AAC - AAFE if AAC > AAFE
	FEC = 0 for each participant

10.	AFED = IFEC x (AATO - AETO) Σ (AATO - AETO)
	Where AATO > AETO
	AFED = 0 for each Participant

F-36